THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Investor Advantage®, Investor Advantage® Fee-Based
Investor Advantage® RIA

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Investor Advantage®, Investor Advantage® Fee-Based

Supplement dated June 28, 2018 to the Prospectus dated May 1, 2018.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The Deutsche Variable Series II has notified us that the name of the trust will be changed to Deutsche DWS Variable Series II effective July 2, 2018.
In addition the name of the following fund will be changed effective July 2, 2018. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.
CURRENT FUND NAME	NEW FUND NAME

Deutsche Alternative Asset Allocation VIP Portfolio	DWS Alternative Asset Allocation VIP Portfolio

The PIMCO Variable Insurance Trust has notified us that the name of the following fund will be changed effective July 30, 2018. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.
CURRENT FUND NAME	NEW FUND NAME

PIMCO VIT Unconstrained Bond Portfolio	PIMCO VIT Dynamic Bond Portfolio

Please retain this supplement for future reference.